UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2020

Build-A-Bear Workshop, Inc.
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(Exact Name of Registrant as Specified in Its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	001-32320 ------------------- (Commission File Number)	43-1883836 --------------------------- (IRS Employer Identification No.)

1954 Innerbelt Business Center Drive St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63114 ------------------ (Zip Code)

(314) 423-8000
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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BBW	New York Stock Exchange

Item 2.02.          Results of Operations and Financial Condition.

On January 14, 2020, Build-A-Bear Workshop, Inc. (the “Company”) issued a press release setting forth the Company’s total revenue, pre-tax income, and ending cash balance expectations for fiscal year 2019 (the 52-week period ending February 1, 2020).  A copy of the Company’s press release is being furnished as Exhibit 99.1 and hereby incorporated by reference.

Item 7.01.         Regulation FD Disclosure.

On January 14, 2020, Build-A-Bear Workshop, Inc. (the “Company”) will participate in a fireside chat at the ICR Conference 2020 held at the Grande Lakes Hotel and Resort in Orlando, Florida. Sharon Price John, President and Chief Executive Officer, and Voin Todorovic, Chief Financial Officer, will host the presentation at 9:00 am Eastern Standard Time. The audio portion of the presentation will be broadcast over the internet and can be accessed at the Company’s investor relations website, http://IR.buildabear.com. The presentation is expected to conclude by 9:25 a.m. Eastern Standard Time. A replay of the broadcast will remain on the Company’s investor relations website for 90 days following the event.  The investor presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference. A copy of the investor presentation is also available on the Investor Relations section of the Company’s web site at http://IR.buildabear.com.

To supplement its financial statements presented in accordance with GAAP, the Company used, in its investor presentation, certain non-GAAP measures of financial performance. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior periods and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors’ overall understanding of the Company’s financial performance.

* * * * *

The information furnished in, contained, or incorporated by reference into Item 2.02 and Item 7.01 above, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”), as amended, or the Exchange Act, regardless of any general incorporation language in such filing.  In addition, this report (including Exhibits 99.1 and 99.2) shall not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely as a requirement of Items 2.02 and 7.01.

This Current Report on Form 8-K and the press released and investor presentation attached hereto as Exhibits 99.1 and 99.2, respectively, contain certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements in this report and in such exhibits not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements in this report and in such exhibits are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things: statements regarding the Company’s goals, intentions, and expectations; business plans and growth strategies; estimates of the Company’s risks and future costs and benefits; forecasted demographic and economic trends relating to the Company’s industry; and other risk factors referred to from time to time in filings made by the Company with the Securities and Exchange Commission. Forward-looking statements speak only as to the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. The Company disclaims any intent or obligation to update these forward-looking statements.

Item 9.01.         Financial Statements and Exhibits.

 (d)              Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated January 14, 2020
99.2	Investor Presentation—January 14, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date: January 14, 2020	By:	/s/ Voin Todorovic
Name: Voin Todorovic
Title: Chief Financial Officer

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